EXHIBIT 10.1







                                 FIRST AMENDMENT

                                       to

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                          HOWELL PETROLEUM CORPORATION,

                                  as Borrower,

                               HOWELL CORPORATION,

                                  as Guarantor,

                                BANK OF MONTREAL,

                                    as Agent,

                              BANK OF AMERICA, N.A.

                              as Syndication Agent,

                         UNION BANK OF CALIFORNIA, N.A.,

                             as Documentation Agent,

                                       and

                          The Lenders Signatory Hereto



                          Effective as of July 26, 2001



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      This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT Agreement (this "First
Amendment") executed effective as of the 26th of July, 2001 (the "Effective Date") is among HOWELL PETROLEUM CORPORATION, a corporation formed under the
laws  of  the  State  of  Delaware  (the  "Borrower");   HOWELL  CORPORATION,  a
corporation formed under the laws of the State of Delaware (the "Guarantor"); the other Persons party hereto as Obligors; each of the lenders that is a signatory hereto (collectively, the "Lenders"); BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors, the "Agent"); BANK OF AMERICA, N.A. (formerly known as Nationsbank, N.A.), as syndication agent for the Lenders (in such capacity, together with its successors, the "Syndication Agent"); and UNION BANK OF CALIFORNIA, N.A., as documentation agent for the Lenders (in such capacity, together with its successors, the "Documentation Agent").

                                    Recitals

      A. The Borrower, the Agents and the Lenders entered into that certain Credit Agreement dated as of December 17, 1997 (the "Prior Credit Agreement").

      B. The Borrower, the Agents and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of December 1, 1998 (the "Amended and Restated Credit Agreement") amending and restating the Prior Credit Agreement.

      C. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Amended and Restated Credit Agreement.

      D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1.Defined Terms. Each capitalized term which is defined in the Amended and Restated Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Amended and Restated Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Amended and Restated Credit Agreement.

      Section 2.Amendments  to the  Amended  and  Restated  Credit
Agreement.

      2.1  Amendments to Section 1.02.

      (a) The definition of "Aggregate Commitments" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Aggregate Commitments" at any time shall equal the amount calculated in accordance with Section 2.03(a).

      (b) The definition of "Aggregate Facility A Maximum Credit Amounts" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

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           "Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts of the Lenders, as the same may be reduced pursuant to Section 2.03(b) or increased pursuant to Section 2.01(d).

      (c) The definition of "Agreement" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Agreement" shall mean this Amended and Restated Credit Agreement, as amended by the First Amendment, and as further amended from time to time.

      (d) The definition of "Applicable Margin" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization Percentage as in effect from time to time:

      Borrowing Base Utilization                        Eurodollar   Base Rate
      --------------------------                        ----------   ---------

      Less than or equal to 50%                           1.50%        0.00%

      Greater than 50%, but less than or equal to 80%     1.75%        0.00%

      Greater than 80%, but less than or equal to 90%     2.00%        0.00%

      Greater than 90%                                    2.25%        0.25%

           The Applicable Margin as provided herein shall apply effective as of the First Amendment Effective Date for all outstandings on that date and thereafter.

           Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization Percentage shall take effect at the time of such change in the Borrowing Base Utilization Percentage.

      (e) The definition of "Commitment" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Commitment" shall mean, for any Lender, its obligation to (i) make Loans up to the lesser of such Lender's Maximum Credit Amount or the Lender's Percentage Share of the then effective Borrowing Base and (ii) participate in the issuance of Letters of Credit as provided in Section 2.01(b).

      (f) The definition of "Facility A" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

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           "Facility" shall mean the facility  pursuant  to Sections 2.01(a) and
      (b).

      (g) The definition of "Facility A Maximum Credit Amount" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof and where alphabetically appropriate the following:

           "Maximum Credit Amount" shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts" (as the same may be increased pursuant to Section 2.01(d) or reduced pursuant to Section 2.03(b) pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by Section 12.06(b).

      (h) The definition of "Facility A Termination Date" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof and where alphabetically appropriate the following:

           "Termination Date" shall mean the earlier to occur of (i) July 26, 2004 or (ii) the date that the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02.

      (i) The definition of "Interest Period" is hereby amended by deleting the second paragraph of such definition in its entirety and inserting in lieu thereof the following:

           Notwithstanding the foregoing: (i) no Interest Period may end after the Termination Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) no Interest Period shall have a duration of less than one month (unless otherwise agreed to by the Lenders) and, if the Interest Period for any Eurodollar Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

      (j) The definition of "Letters of Credit" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Letters of Credit" shall mean the letters of credit issued pursuant to Section 2.01(b) and all reimbursement obligations pertaining to any such letters of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

      (k) The definition of "Loans" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Loans"  shall  mean  loans  made  pursuant  to  Section 2.01(a).

      (l) The definition of "Mortgages" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

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           "Mortgages"  shall  mean (i) that  certain  Mortgage,  Deed of Trust,
      Assignment of Production, Security Agreement and Financing Statement dated July 31, 1998 executed by the Borrower in favor of the Agent on behalf of the Lenders covering Oil and Gas Properties located in the states of Alabama, Louisiana, Montana and Wyoming, (ii) that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated October 14, 1998 executed by the Borrower in favor of the Agent on behalf of the Lenders covering Oil and Gas Properties located in the states of Louisiana, Mississippi, Utah and Wyoming, (iii) that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated October 20, 1998 executed by the Borrower in favor of the Agent on behalf of the Lenders covering Oil and Gas Properties located in the state of North Dakota, (iv) that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated January 22, 1999 executed by Voyager in favor of the Agent on behalf of the Lenders covering Oil and Gas Properties located in the state of Louisiana, (v) that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated January 22, 1999 executed by the Borrower in favor of the Agent on behalf of the Lenders covering Oil and Gas Properties located in the states of Colorado, Louisiana, Mississippi, Oklahoma, Texas and Wyoming and (vi) all other similar mortgages and deeds of trust executed by the Borrower or any other Obligor in favor of the Agent with respect to its Oil and Gas Properties.

      (m) The definition of "Mortgaged Property" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Mortgaged Property" shall mean the Property owned by the Borrower or any other Obligor and which is subject to the Liens existing and to exist under the terms of the Loan Documents.

      (n) The definition of "Notes" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Notes" shall mean the promissory note or notes (whether one or more) of the Borrower described in Section 2.06 and being in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

      (o) The definition of "Subordinated Debt" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

           "Subordinated Debt" shall mean any Debt of the Borrower or any other Obligor and any guarantees thereof expressly subordinated to the Indebtedness pursuant to agreements in form and substance satisfactory to the Majority Lenders.

      (p) The following new definitions are hereby added where alphabetically appropriate:

           "Agents" shall mean collectively the Agent, the Syndication Agent and the Documentation Agent.

           "Convertible Preferred Shares" shall mean those 690,000 shares of the Guarantor's $3.50 Convertible Preferred Stock, Series A, having a liquidation preference of $50.00 per share plus accrued and unpaid dividends.

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           "Fee Letter" shall mean that certain letter from BMO to the Borrower, dated July 24, 2001, describing certain amounts payable to BMO.

           "First Amendment" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of July 26, 2001 among the Obligors, the Agents and the Lenders.

           "First Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the First Amendment.

           "Obligors" shall mean collectively the Borrower, the Guarantor and Voyager.

           "Unused Amount" shall mean the Aggregate Commitments minus the sum of the outstanding Loans and the LC Exposure.

           "Voyager" shall mean Voyager Energy Corp., a corporation formed under the laws of the state of Texas.

      (q) The  following  definitions  are hereby  deleted in their  entirety in
Section 1.02 and where used in the Credit Agreement:

          Aggregate Facility A Commitments,
          Aggregate Facility B Commitments,
          Facility A Commitment,
          Facility A Loans,
          Facility A Notes,
          Facility B,
          Facility B Commitment,
          Facility B Loans,
          Facility B Notes and
          Facility B Maturity Date,
          Minimum Capital,
          Rearrangement.

      2.2 Amendments to Section 2.01. Section 2.01 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           (a) Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the period from and including (i) the First Amendment Effective Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in
      Section 12.06(b), to and up to, but excluding, the Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding together with the LC Exposure shall not exceed the Aggregate Commitments. Subject to the terms of this Agreement, during the period from the First Amendment Effective Date to and up to, but excluding, the Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

           (b) Letters of Credit. During the period from and including the First Amendment Effective Date to, but excluding, the Termination Date, the Issuing Bank, as issuing bank for the Lenders, agrees to extend credit for the account of the Borrower and its Subsidiaries at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each of the Letters of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank,
      (iii) be for the account of the Borrower and (iv) expire not later than the earlier of (x) fourteen (14) months from the date of issuance and (y) the Termination Date.

           (c) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or Eurodollar Loans; provided that, without the prior written consent of the Majority Lenders, no more than eight (8) Eurodollar Loans may be outstanding at any time.

           (d) Increase in Aggregate Maximum Credit Amount. The Borrower shall have the right, with the prior written consent of the Agent (provided that such consent shall not be unreasonably withheld or delayed), to increase the Aggregate Maximum Credit Amounts; provided that (i) the aggregate amount of all such increases shall not exceed $50,000,000, (ii) no Default or Event of Default shall have occurred and be continuing at the effective date of such proposed increase, (iii) on the effective date of such increase, no Eurodollar Loans shall be outstanding (or if any Eurodollar Loans are outstanding, the Borrower shall be responsible for any and all related breakage costs under Section 5.05 with respect to such Eurodollar Loans) and (iv) no Lender's Maximum Credit Amount may be increased without the consent of such Lender.

           If the Borrower desires to effect an increase in the Aggregate Maximum Credit Amounts, the Borrower and the financial institution(s) that the Borrower proposes to become a Lender hereunder, and/or, if applicable, any existing Lender(s) the Borrower proposes to increase its existing Maximum Credit Amount, shall execute and deliver to the Agent a certificate substantially in the form of Exhibit G hereto (an "Additional Lender Certificate"). Upon receipt of such Additional Lender Certificate, if the Agent consents to the proposed increase in the Aggregate Maximum Credit Amounts: (A) the amount of the Aggregate Maximum Credit Amounts shall be so increased, (B) the Agent shall amend and distribute to each party to this Agreement a revised Annex I adding or amending, as applicable, the Maximum Credit Amount of the Lender executing the Additional Lender Certificate and the revised Percentage Share of each Lender, (C) any such additional Lender shall be deemed to be a party in all respects to this Agreement and the other Loan Documents as of the effective date set forth in such Additional Lender Certificate, (D) upon the effective date set forth in such Additional Lender Certificate, the Borrower shall deliver to each Lender party to an Additional Lender Certificate a new Note in an amount equal to the Maximum Credit Amount set forth in its Additional Lender Certificate and (E) upon the effective date set forth in such Additional Lender Certificate, each such Lender party to the Additional Lender Certificate shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the current Lenders such that, after giving effect to such purchases, each Lender (including any additional Lender, if applicable) shall hold their Percentage Share of the outstanding Loans (and participation interests) as reflected in Annex I required by this Section 2.01(d).

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           If the  Agent  does not  consent  to the  increase  in the  Aggregate
      Maximum Credit Amount in accordance with this Section 2.01(d) it will provide its reasons in writing to the Borrower and the Maximum Credit Amounts, undivided and in the aggregate, shall remain unchanged.

      2.3 Amendments to Section 2.02. Section 2.02(b) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (b) Minimum Amounts. All Base Rate Loan borrowings shall be in amounts of at least $100,000 or the remaining balance of the Aggregate Commitments, if less, or any whole multiple of $100,000 in excess thereof, and all Eurodollar Loans shall be in amounts of at least $1,000,000 or any whole multiple of $500,000 in excess thereof.

      2.4 Amendments to Section 2.02. Section 2.02(d) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (d)  Continuation  Options.  Subject to the  provisions  made in this
      Section 2.02(d), the Borrower may elect to continue all or any part of any Eurodollar Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any Eurodollar Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $500,000 in excess thereof and (ii) no Event of Default shall have occurred and be continuing. If an Event of Default shall have occurred and be continuing, each Eurodollar Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

      2.5 Amendments to Section 2.02. Section 2.02(e) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (e) Conversion Options. The Borrower may elect to convert all or any part of any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a Eurodollar Loan by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a Eurodollar Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $500,000 in excess thereof and
      (ii) no Event of Default shall have occurred and be continuing. If an Event of Default shall have occurred and be continuing, no Base Rate Loan may be converted into a Eurodollar Loan.

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      2.6  Amendments  to Section  2.03.  Section  2.03(a) is hereby  amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (a) The Aggregate Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Credit Amounts or (ii) the Borrowing Base as determined from time to time.

      2.7 Amendments to Section 2.04. Section 2.04(a) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (a) Commitment Fee. The Borrower shall pay to the Agent for the account of each Lender a commitment fee on the Unused Amount, for the period from and including the First Amendment Effective Date up to but excluding the Termination Date at a rate per annum set forth at the appropriate intersection in the table shown below based upon the Borrowing Base Utilization Percentage as in effect from time to time:

      Borrowing Base Utilization Percentage         Commitment Fee
      -------------------------------------         --------------

      Less than or equal to 50%                          .25%

      Greater than 50%
      but less than or equal to 80%                      .30%

      Greater than 80%                                   .375%

      Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the Termination Date.

      2.8 Amendments to Section 2.04. Section 2.04(b)(ii) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (ii) The Borrower agrees to pay the Issuing Bank, for its own account, an issuing fee for issuing Letters of Credit on the daily average outstanding of the maximum liability of the Issuing Bank existing from time to time under such Letter of Credit (calculated separately for each Letter of Credit) at the rate of .125% per annum, payable quarterly in arrears on each Quarterly Date and upon cancellation or expiration of each such Letter of Credit.

      2.9 Amendments to Section 2.04. Section 2.04(c) is hereby deleted.

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      2.10  Amendments  to  Section  2.06.  Section  2.06 is hereby  amended  by deleting such section in its entirety and inserting in lieu thereof the following:

           Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated (i) as of the First Amendment Effective Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as originally in effect and otherwise duly completed and such substitute Notes as required by Section 12.06(b). The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Notes, and, prior to any transfer may be endorsed by such Lender on the schedule attached to such Notes or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

      2.11 Amendments to Section 2.07. Section 2.07(a) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans upon not less than one (1) Business Day's prior notice to the Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $100,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay Eurodollar Loans on the same conditions as for Base Rate Loans (except that prior notice to the Agent shall be not less than three (3) Business Days for Eurodollar Loans) and in addition such prepayments of Eurodollar Loans shall be subject to the terms of Section 5.05 and shall be in an amount equal to all of the Eurodollar Loans for the Interest Period prepaid.

      2.12 Amendments to Section 2.07. Section 2.07(b)(ii) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (ii) Upon any redetermination of the amount of the Borrowing Base in accordance with Section 2.08, if the redetermined Borrowing Base is less than the aggregate outstanding principal amount of the Loans plus the LC Exposure, then the Borrower shall within thirty (30) days of receipt of written notice thereof: (i) prepay the Loans in an aggregate principal amount equal to such excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if a Borrowing Base deficiency remains after prepaying all of the Loans because of LC Exposure, the Borrower shall pay to the Agent on behalf of the Lenders an amount equal to such Borrowing Base deficiency to be held as cash collateral as provided in Section 2.10(b). Notwithstanding the foregoing, if such redetermination results from the issuance of Subordinated Debt permitted by Section 9.01(g) or the sale of Properties under Section 9.15
      (iv) and if the redetermined Borrowing Base is less than the aggregate outstanding principal amount of the Loans plus the LC Exposure, then the Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it issues such Subordinated Debt or receives cash proceeds from such sale.

      2.13 Amendments to Section 2.07. Section 2.07(b)(iii) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (iii) From the net cash proceeds hereafter raised pursuant to Section 9.15(iv), the Notes shall be repaid and the Borrowing Base reduced by the amount which the Majority Lenders determine in their sole discretion to be the value of the Oil and Gas Properties disposed of for Borrowing Base purposes.

      2.14 Amendments to Section 2.07. Section 2.07(c) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (c) Generally.  Prepayments  permitted or required under this Section
      2.07 shall be without premium or penalty, except as required under Section
      5.05 for prepayment of Eurodollar Loans. Any prepayments on the Loans may be reborrowed subject to the then effective Aggregate Commitments.

      2.15 Amendments to Section 2.08. Section 2.08(a) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (a) During the period from and after the First Amendment Effective Date until the first redetermination pursuant to Section 2.08(d) or adjustment pursuant to Section 8.08(c), 9.01(g) or 9.15(iv), the amount of the Borrowing Base shall be $115,000,000. The Borrowing Base shall be redetermined in accordance with Section 2.08(b) by the Agent with the concurrence of the Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. "Redetermination Date" shall mean the date that the redetermined Borrowing Base becomes effective subject to the notice requirements specified in Section 2.08(e) both for scheduled redeterminations and unscheduled redeterminations. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base.

      2.16 Amendments to Section 2.08. Section 2.08(b) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (b) Upon receipt of the reports required by Section 8.07 and such other reports, data and supplemental information as from time to time may be reasonably requested by the Agent, the Agent will redetermine the Borrowing Base. Such redetermination will be in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent, in its sole discretion, may make adjustments to the rates, volumes and prices and other assumptions set forth therein in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The oil and gas reserves and related assets shall include proved developed producing reserves, proved developed non-producing reserves, proved undeveloped reserves and related processing and gathering assets. The Agent shall propose to the Lenders a new Borrowing Base no less than 20 Business Days before each Scheduled Redetermination Date. After having received notice of such proposal by the Agent, the Lenders shall have 10 Business Days to agree or disagree with such proposal. If at the end of 10 Business Days, any Lender has not communicated its approval or disapproval, such silence shall be deemed to be an approval. If, however, at the end of 10 Business Days, the Lenders have not approved or deemed to have approved, as aforesaid, the proposed Borrowing Base, then the Borrowing Base shall be determined in accordance with Section 2.08(f).

      2.17 Amendments to Section 2.08(f). Section 2.08 is hereby amended by adding such subsection in its entirety:

           (f) Except as hereinafter provided, the decision of the Lenders with respect to any Borrowing Base determination shall control; provided, however, if the Lenders have not approved or are not deemed to have approved the Borrowing Base as of the date such a determination is called for in Section 2.08(b), the Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to the Lenders and such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date or the next date on which an interim redetermination occurs under Section 2.08(e) or the next adjustment under either Section 8.08(c), Section 9.01(g) or Section 9.15.

      2.18 Amendments to Section 3.01. Section 3.01 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           In addition to any Mandatory Prepayments required by Section 2.07, on the Termination Date, the Borrower shall repay the outstanding aggregate principal and accrued and unpaid interest under the Notes.

      2.19 Amendments to Section 4.02. Section 4.02 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           Except to the extent otherwise provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of commitment fee or other fees under Section 2.04(a) and Section 2.04(b) shall be made for the account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Credit Amounts under Section 2.03(b) shall be applied to the Maximum Credit Amount of each Lender, pro rata according to the amount of its respective Maximum Credit Amount; (ii) each payment of principal of Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower of disbursements under Letters of Credit shall be made for the account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

      2.20 Amendments to Section 6.01. Section 6.01 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           Intentionally Omitted.

      2.21 Amendments to Section 7.06. Section 7.06 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower of the Loan Documents or for the validity or enforceability thereof, except for the recording and filing of the Loan Documents as required by this Agreement and except in the case of performance (i) those matters customarily done after execution and (ii) those matters required in raising the Subordinated Debt.

      2.22 Amendments to Section 7.07. Section 7.07 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           The proceeds of the Loans shall be used to finance the Amoco Acquisition, refinance existing bank debt and for working capital and general corporate purposes. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

      2.23 Amendments to Section 8.01. Section 8.01(a) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow of the Guarantor and its Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception.

      2.24 Amendments to Section 8.01. Section 8.01(b) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Guarantor, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of the Guarantor and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

      2.25 Amendments to Section 8.01 (h). Section 8.01 is hereby amended by adding a new Section 8.01(h) in its entirety as follows:

           (h) Issuance of Subordinated Debt. In the event the Borrower or the Guarantor intends to issue any Subordinated Debt, prior written notice of such intended offering, the amount thereof and the anticipated date of closing, a copy of the preliminary offering memorandum (if any) and the final offering memorandum.

      2.26 Amendments to Section 8.11. Section 8.11 is hereby deleted.

      2.27 Amendments to Section 9.01. Section 9.01(f) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (f) Debt of the Borrower under Hedging Agreements entered into as a part of the Borrower's normal business operations as a risk management strategy and/or hedge against changes resulting from market conditions relating to the Borrower's operations, the notional amounts on which do not exceed 87.5% of the Borrower's and its Subsidiaries' projected proved developed producing production of each of crude oil and natural gas for the period such Hedge Agreement is in effect, except that the Borrower may enter into Hedging Agreements which are price floor contracts, options for a price floor or other similar arrangements (and for which the Borrower has no liability other than the payment of an initial premium price) which, with all Hedging Agreements then in effect, result in the aggregate volumes exceeding 87.5% (but in no event 100%) of the projected proved developed producing production of each of crude oil and natural gas of the Borrower and its Subsidiaries;

      2.28 Amendments to Section 9.01. Section 9.01(g) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (g) Subordinated Debt not to exceed $100,000,000 at any one time outstanding, provided that in connection with the issuance of any such Subordinated Debt, the Borrowing Base is redetermined (and any Borrowing Base deficiency is cured) on terms satisfactory to the Majority Lenders;

      2.29 Amendments to Section 9.04. Section 9.04 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           Section 9.04 Dividends, Distributions and Redemptions; Repayment of Subordinated Debt.

           (a) Dividends, etc. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders except (so long as no Default has occurred and is continuing or would result therefrom) as follows: (i) cash dividends to the extent necessary (A) to permit Guarantor to pay regular installments of interest from time to time owing on up to $100,000,000 of Subordinated Debt and (B) to cover Guarantor's reasonable on-going operating expenses as a holding company; (ii) cash dividends to the extent necessary for Guarantor to continue to pay regular dividends on its preferred and common stock at historical levels; and
      (iii) cash dividends to the extent necessary for Guarantor to redeem any Convertible Preferred Shares outstanding at the First Amendment Effective Date so long as no Default or Event of Default has occurred and is continuing or would result therefrom.

           (b) Repayments of Subordinated Debt. The Borrower will not, and will not permit any Subsidiary or the Guarantor to, prior to the Termination
      Date: (i) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to any Subordinated Debt; (ii) amend, modify, waive or otherwise change, any of the terms of any Subordinated Debt if (A) the effect thereof would be to shorten the maturity or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or
      (B) such action requires the payment of a consent fee in excess of 50 basis points on the stated principal amount of any Subordinated Debt (provided that if a Default is continuing or a Borrowing Base deficiency then exists, then no consent fee shall be payable), or (iii) designate any Debt (other than obligations of the Borrower and the Guarantor pursuant to the Loan Documents) as "Specified Senior Indebtedness" or "Specified Guarantor Senior Indebtedness" or give any such other Debt any other similar designation for the purposes of any Subordinated Debt.

      2.30 Amendments to Section 9.09. Section 9.09 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           The Borrower will not permit the proceeds of the Notes or Letters of Credit to be used for any purpose other than those permitted by Section
      7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

      2.31 Amendments to Section 9.15. Section 9.15 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property except for (i) the sale of Hydrocarbons in the ordinary course of business; (ii) farmouts of undeveloped acreage (including undeveloped horizons) and assignments in connection with such farmouts; (iii) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use; and (iv) between any two Scheduled Redeterminations, sales of Oil and Gas Properties which shall not exceed $15,000,000 in the aggregate.

      2.32 Amendments to Section 10.01. Section 10.01(d) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (d) (i) the Borrower shall default in the performance of any of its obligations under Article IX or Sections 8.08(a), 8.09 and 8.12; (ii) the Guarantor shall default in the performance of any of its obligations under the Guaranty Agreement; and (iii) the Borrower shall default in the performance of any of its obligations under Article VIII other than Sections 8.08(a), 8.09 and 8.12 or any other Article of this Agreement or the Borrower or the Guarantor shall default in the performance of any of their obligations under any Loan Documents (other than as set forth in Sections 10.01(a) ) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of notice thereof to the Borrower by the Agent or any Lender (through the Agent) or the Borrower or the Guarantor otherwise becoming aware of such default; or

      2.33 Amendments to Section 10.01. Section 10.01(k) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (k) Guarantor takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f), (g) or (h) or if any provision of the Guaranty Agreement shall for any reason cease to be valid and binding on Guarantor or if Guarantor shall so state in writing; or

      2.34 Amendments to Section 12.04. Section 12.04 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

           Any provision of this Agreement or any other Loan Documents may be amended, modified or waived with the Borrower's and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, modifies the
      Borrowing Base, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any guarantor of the
      Indebtedness or releases all or substantially all of the collateral, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this Section 12.04 or
      Section 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Maximum Credit Amount of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent.

      2.35 Amendments to Section 12.13. Section 12.13(a) is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           (a) This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Texas except to the extent that United States federal law permits any Lender to charge interest at the rate allowed by the laws of the state where such Lender is located. The provisions of Chapter 346, Texas Finance Code, as amended, do not apply to this Agreement or any Note issued hereunder.

      2.36 Amendments to Section 12.14. Section 12.14 is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

           It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any,
      provided  for  in  this   Agreement   or   otherwise   shall  be  canceled
      automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to Borrower's obligations hereunder.

      2.37 Amendments to Annex I. Annex I is hereby amended by deleting such annex in its entirety and inserting in lieu thereof Annex I attached hereto.

      2.38 Amendments to Exhibit A-1. Exhibit A-1 is hereby amended by deleting such exhibit in its entirety and inserting in lieu thereof Exhibit A attached hereto.

      2.39 Amendments to Exhibit A-2. Exhibit A-2 is hereby deleted.

      2.40 Amendments to Exhibit B. Exhibit B is hereby amended by deleting such exhibit in its entirety and inserting in lieu thereof Exhibit B attached hereto.

      2.41 Amendments to Exhibit C. Exhibit C is hereby amended by deleting such exhibit in its entirety and inserting in lieu thereof Exhibit C attached hereto.

      2.42 Amendments to Exhibit D. Exhibit D is hereby amended by deleting such exhibit iin its entirety and inserting in lieu thereof Exhibit D attached hereto.

      2.43 Amendments to Exhibit E. Exhibit E is hereby amended by deleting such exhibit in its entirety and inserting in lieu thereof Exhibit E attached hereto.

      2.44 Amendments to Exhibit G. Exhibit G is hereby added as a new exhibit to the Amended and Restated Credit Agreement, in the form of Exhibit G attached hereto.

      2.45 Amendments to the Amended and Restated Credit Agreement: The Amended and Restated Credit Agreement is hereby amended by deleting each of the following terms from the Amended and Restated Credit Agreement and inserting the indicated defined terms in lieu of such deleted terms:

    Deleted Term                                Substituted Term
    ------------                                ----------------
    Aggregate Facility A Commitments            Aggregate Commitments
    Aggregate Facility A Maximum Credit Amounts Aggregate Maximum Credit Amounts
    Facility A                                  Facility
    Facility A Commitment                       Commitment
    Facility A Loans                            Loans
    Facility A Maximum Credit Amount            Maximum Credit Amount
    Facility A Notes                            Notes
    Facility A Termination                      Termination Date
    Nationsbank, N.A.                           Bank of America, N.A.

      2.46 Amendment to Bank of Montreal Signature Page. The notice information provided on the signature page executed by Bank of Montreal is amended to substitute Joseph Bliss in place of Robert L. Roberts and to substitute the telephone number (713) 546-9735 in place of (713) 546-9754.

      Section 3.Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Agent in form and substance:

      3.1 Loan Documents. The Agent shall have received multiple counterparts as requested of (i) this First Amendment from the Obligors, each Agent and each Lender, (ii) new Notes in the form of Exhibit A to this First Amendment, (iii) the First Amendment to Amended and Restated Guaranty Agreement, (iv) each Amendment to the Mortgages and (v) an executed copy of the Fee Letter dated as of July 24, 2001.

      3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

      3.3 Payment of Lenders' Fees. The payment of .15% of each Lender's Maximum Credit Amount to each respective Lender.

      3.4 Payment of Agent's Fees. The payment of any and all fees set forth in the Fee Letter.

      Section 4.Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Default or Event of Default exists under the Loan Documents or will exist under the Loan Documents.

      Section 5.Miscellaneous.

      5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

      5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

      5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

      5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

      5.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                          [SIGNATURES BEGIN NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.


BORROWER:                                 HOWELL PETROLEUM CORPORATION

                                          By: /s/ ROBERT T. MOFFETT
                                          Robert T. Moffett, Vice President



OBLIGORS:                                 HOWELL CORPORATION

                                          By: /s/ ALLYN R. SKELTON, II
                                          Allyn R. Skelton, II, Vice President &
                                          Chief Financial Officer



                                          VOYAGER ENERGY CORP.

                                          By: /s/ ROBERT T. MOFFETT
                                          Robert T. Moffett, Vice President


                                Signature Page 1

AGENT:                                    BANK OF MONTREAL,
                                          as Agent

                                          By: /s/ JAMES DUCOTE
                                          James Ducote, Vice President



SYNDICATION AGENT:                        BANK OF AMERICA, N.A.,
                                          as Syndication Agent

                                          By: /s/ PAUL SQUIRES
                                          Paul Squires, Managing Director



DOCUMENTATION AGENT:                      UNION BANK OF CALIFORNIA, N.A.,
                                          as Documentation Agent


                                          By: /s/ GARY SHEKERJIAN
                                          Gary Shekerjian, Vice President

                                Signature Page 2

LENDERS:                                  BANK OF MONTREAL

                                          By: /s/ JAMES DUCOTE
                                          James Ducote, Vice President



                                          BANK OF AMERICA, N.A.

                                          By: /s/ PAUL SQUIRES
                                          Paul Squires, Managing Director


                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: /s/ GARY SHEKERJIAN
                                          Gary Shekerjian, Vice President

                                Signature Page 3

                                     ANNEX 1

                         LIST OF MAXIMUM CREDIT AMOUNTS

      Name of Lender                  Percentage Share    Maximum Credit Amount
      --------------                  ----------------    ---------------------
      Bank of Montreal                     35%            $35,000,000.00
      Bank of America, N.A.                32.5%          $32,500,000.00
      Union Bank of California, N.A.       32.5%          $32,500,000.00


                                   Annex I-1

                                    EXHIBIT A
                                 [FORM OF] NOTE

$-----------------------------                      ------------, 200_

FOR VALUE RECEIVED, HOWELL PETROLEUM CORPORATION, a Delaware corporation (the "Borrower") hereby promises to pay to the order of _______________________ (the "Lender"), at the Principal Office of BANK OF MONTREAL, as Agent (the "Agent"), at ___________________________________________, the principal sum of
_____________ Dollars ($____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of December 1, 1998 among the Borrower, the Agents and lenders signatory thereto (including the Lender), as amended by the First Amendment dated as of July 26, 2001, and evidences Loans made by the Lender thereunder (such Amended and Restated Credit Agreement as the same may be further amended, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                     HOWELL PETROLEUM CORPORATION

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                    EXHIBIT B
     [FORM OF] BORROWING, CONTINUATION AND CONVERSION REQUEST


                       ______________, 200_

HOWELL PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"), pursuant to the Amended and Restated Credit Agreement dated as of December 1, 1998, as amended by the First Amendment dated as of July 26, 2001 (together with all amendments or supplements thereto, the "Credit Agreement"), among the Borrower, the Agents and the lenders (the "Lenders") which are or become parties thereto, makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

1.    Borrowings:

(a)   Aggregate amount of new Loans to be $______________________;

(b)   Requested funding date is _________________, 200__;

(c)   $_____________________ of such borrowings are to be Eurodollar Loans;

      $_____________________ of such borrowings are to be Base Rate Loans; and

(d)   Length of Interest Period for Eurodollar Loans is:

      ------------------------

(e)   Amount of Borrowing Base then in effect: $_____________________

(f)   Amount of outstanding

           Loans and LC exposure             $_____________________

(g)   Available Amount [(e) minus (f)] $______________________

                                     [amount requested in (a) cannot exceed (g)]

2.    Continuation for Eurodollar Loans maturing on __________________:

(a)   Aggregate amount to be continued as Eurodollar Loans is $________________;

(b)   Aggregate amount to be converted to Base Rate Loans is $_________________;

(c)   Length of Interest Period for continued Eurodollar Loans is _____________.

3.    Conversion of Outstanding Base Rate Loans to Eurodollar Loans:

      Convert   $__________________  of  the  outstanding  Base  Rate  Loans  to
      Eurodollar  Loans  on  ____________________  with an  Interest  Period  of
      ______________________.

4. Conversion of outstanding Eurodollar Loans to Base Rate Loans:

      Convert $__________________ of the outstanding Eurodollar Loans with Interest Period maturing on ____________________, 200_, to Base Rate Loans.

The undersigned certifies that he is the _____________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                                     HOWELL PETROLEUM CORPORATION

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                    EXHIBIT C
                        [FORM OF] COMPLIANCE CERTIFICATE

      The undersigned hereby certifies that he is the ________________ of HOWELL PETROLEUM CORPORATION, a Delaware corporation (the "Borrower") and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Amended and Restated Credit Agreement dated as of December 1, 1998, as amended by the First Amendment dated as of July 26, 2001 (together with all amendments or supplements thereto being the "Agreement"), among the Borrower, BANK OF MONTREAL, as Agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

           (a) Except as expressly stated in Schedule 1 hereto, the representations and warranties of the Borrower contained in Article VII of the Agreement and in the other Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct in all material respects when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

           (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the other Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof.

           (c) Since December 31, 1999, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which would have a Material Adverse Effect.

           (d) Except as expressly stated in Schedule 1 hereto, there exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any material loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Borrower or any Subsidiary, or under any other material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound.

           (e) Attached hereto are the detailed computations necessary to determine whether the Guarantor is in compliance with Sections 5.3, 5.4 and 5.5 as of the end of the [fiscal quarter][fiscal year] ending ______________.

      EXECUTED AND DELIVERED this ____ day of ______________.

BORROWER:                      HOWELL PETROLEUM CORPORATION

                               By: ____________________________
                               Name:__________________________
                               Title:____________________________


GUARANTOR:                     HOWELL CORPORATION

                               By: ____________________________
                               Name:__________________________
                               Title:____________________________

                                    EXHIBIT D
                             LIST OF LOAN DOCUMENTS

1. Amended and Restated Guaranty Agreement dated as of December 1, 1998 executed by Howell Corporation as amended by First Amendment to Amended and Restated Guaranty Agreement dated July
26, 2001.

2. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of July 31, 1998 executed by the Borrower, as amended by First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of December 1, 1998 and Second Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of July 26, 2001 with respect to its properties in the states of Alabama, Louisiana, Montana and Wyoming.

3. Financing Statements executed by the Borrower with respect to item 2 above.

4. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of October 14, 1998 executed by the Borrower, as amended by First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of December 1, 1998 and Second Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of July 26, 2001, with respect to its properties in Louisiana, Mississippi, Utah and Wyoming.

5. Financing Statements executed by the Borrower with respect to item 4 above.

6. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (Mortgage of Commercial Real Property) dated as of October 20, 1998 executed by the Borrower, as amended by First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (Mortgage of Commercial Real Property) dated as of December 1, 1998 and Second Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (Mortgage of Commercial Real Property) dated as of July 26, 2001, with respect to its properties in North Dakota.

7. Financing Statements executed by the Borrower with respect to item 6 above.

8. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of January 22, 1999 executed by the Borrower, as amended by First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of July 26, 2001, with respect to its properties in Colorado, Louisiana, Mississippi, Oklahoma, Texas and Wyoming.

9. Financing Statements executed by the Borrower with respect to item 8 above.

10.Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Stated dated as of January 22, 1999 executed by Voyager, as amended by First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of July 26, 2001, with respect to its properties in Louisiana.

11. Financing Statements executed by the Borrower with respect to item 10 above.

                                    EXHIBIT E
                         [FORM OF] ASSIGNMENT AGREEMENT

      THIS  ASSIGNMENT  AGREEMENT  ("Agreement")  dated  as of ________________,
200__ is between: _________________________________   (the   "Assignor")     and
__________________________  (the "Assignee").

                                    RECITALS

      A. The Assignor is a party to the Amended and Restated Credit Agreement dated as of December 1, 1998, as amended by the First Amendment dated as of July 26, 2001, (as amended and supplemented and in effect from time to time, the "Credit Agreement") among HOWELL PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"), each of the lenders that is or becomes a party thereto as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the "Lenders"), and BANK OF MONTREAL,in its individual capacity ("BMO"), and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

      B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all][a portion] of the Assignor's Maximum Credit Amount, outstanding Loans and its Percentage Share of the outstanding LC Exposure, all on the terms and conditions of this Agreement.

      C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  Definitions.

      Section 1.01 Definitions. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

      Section 1.02 Other Definitions. As used herein, the following terms have the following respective meanings:

           "Assigned Interest" shall mean all of Assignor's (in its capacity as a Lender) rights and obligations (i) under the Credit Agreement and the other Loan Documents in respect of the Maximum Credit Amount of the Assignor in the principal amount equal to $____________________, including, without limitation, any obligation to participate pro rata in any LC Exposure and (ii) to make Loans under the Maximum Credit Amount and any right to receive payments for the Loans outstanding under the Maximum Credit Amount assigned hereby of the amount of $_____________ (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.

           "Assignment  Date"  shall  mean   _____________________, 200_.

                                   ARTICLE II

                              Sale and Assignment.

      Section 2.01 Sale and Assignment. On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

      Section 2.02 Assumption of Obligations. The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Loan Documents in respect of the Assigned Interest.

      Section 2.03 Consent by Agent. By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.

                                   ARTICLE III

                                    Payments.

      Section 3.01 Payments. As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

      Section 3.02 Allocation of Payments. The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

      Section 3.03 Delivery of Notes. Promptly following the receipt by the Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Agent (or its counsel) the Notes held by the Assignor and (ii) notify the Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective Maximum Credit Amounts of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

      Section 3.04 Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IV

                              Conditions Precedent.

      Section  4.01  Conditions  Precedent.   The  effectiveness  of  the  sale,
assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

           (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

           (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

           (c) the  acknowledgment  and  consent  by the Agent  contemplated  by
Section 2.03 hereof.

                                    ARTICLE V

                         Representations and Warranties.

      Section 5.01 Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows:

           (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

           (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

           (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

           (d) all  approvals  and  authorizations  of, all filings with and all
actions  by  any   Governmental   Authority   necessary   for  the  validity  or
enforceability of its obligations under this Agreement have been obtained;

           (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

           (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

      Section 5.02 Disclaimer. Except as expressly provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries (or any other obligor or guarantor), or any other matter relating to the Credit Agreement or any other Loan Documents or any extension of credit thereunder.

      Section 5.03 Representations and Warranties of the Assignee. The Assignee represents and warrants to the Assignor as follows:

           (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

           (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

           (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

           (d) all  approvals  and  authorizations  of, all filings with and all
actions  by  any   Governmental   Authority   necessary   for  the  validity  or
enforceability of its obligations under this Agreement have been obtained;

           (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Loan Documents and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

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
           (f) the Assignee hereby affirms that the representations contained in
Section 4.06(d)(i)(1) of the Credit Agreement are true and accurate as to Assignee. If Section 4.06(d)(i)(2) is applicable to the Assignee, Assignee shall promptly deliver to the Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06; and

           (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.

                                   ARTICLE VI

                                 Miscellaneous.

      Section 6.01 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

      Section 6.02 Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Agent.

      Section 6.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Agent and the Borrower, and the Assignee agrees that the Agent and the Borrower are entitled to rely upon such representations and warranties.

      Section 6.04 Assignments. Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

      Section 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

      Section 6.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

      Section 6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas.

      Section 6.08 Expenses. To the extent not paid by the Borrower pursuant to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

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
      Section 6.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                               ASSIGNOR

                               By:   ________________________
                               Name: ________________________
                               Title:________________________

                               Address for Notices:

                               ______________________________
                               ______________________________

                               Telecopier No.:
                               Telephone No.:
                               Attention:

                               ASSIGNEE

                               By:   ________________________
                               Name: ________________________
                               Title:________________________

                               Address for Notices:

                               ______________________________
                               ______________________________

                               Telecopier No.:
                               Telephone No.:
                               Attention:

ACKNOWLEDGED AND CONSENTED TO:

BANK OF MONTREAL,
as Agent

By:    ________________________
Name:  ________________________
Title: ________________________

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



                                    EXHIBIT G
                     [FORM OF] ADDITIONAL LENDER CERTIFICATE




                         __________, 200__


To:   BANK OF MONTREAL,
      as Agent

      The Borrower, the Agents and certain Lenders have heretofore entered into an Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by the First Amendment dated as of July 26, 2001 ( as the same may be further amended, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      This Additional Lender Certificate is being delivered pursuant to Section 2.01(d) of the Credit Agreement.

[Language for Existing Lender]

      [Please be advised that the undersigned has agreed to increase its Maximum Credit Amount under the Credit Agreement effective __________, 200__ from $_________ to $_________ and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.]

[Language for New Lender]

      [Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective __________, 200__ with a Maximum Credit Amount of $____________ and (b) that it shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents.]

                               Very truly yours,

                               ______________________________


                               By:   ________________________
                               Name: ________________________
                               Title:________________________

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

Accepted and Agreed:

BANK OF MONTREAL,
  as Agent

By:   ________________________
 Name: _______________________
 Title: ______________________



Accepted and Agreed:

HOWELL PETROLEUM CORPORATION

By:   ________________________
 Name: _______________________
 Title: ______________________



                                      G-2